InvestEd Portfolios

Supplement dated October 16, 2017 to the

InvestEd Portfolios Statement of Additional Information

dated September 18, 2017

Effective October 16, 2017, the Waddell & Reed Advisors Bond Fund and the Waddell & Reed Advisors Government Securities Fund (each, a “WRA Fund” and collectively, the “WRA Funds”), each a series of Waddell & Reed Advisors Funds, were reorganized into a respective series of the Ivy Funds: Ivy Bond Fund and Ivy Government Securities Fund (each, an “Ivy Fund,” collectively, the “Ivy Funds”). As a result, each InvestEd Portfolio will no longer invest in the WRA Funds and instead will invest in the Ivy Funds. The allocation of assets to the Ivy Funds will be the same as the allocation to the WRA Funds.

The Ivy Funds are newly organized funds that have been created for purposes of acquiring the assets and liabilities of the WRA Funds. Consequently, the investment objectives, fundamental investment restrictions, principal investment strategies and principal investment risks of the Ivy Funds are identical to the WRA Funds. Therefore, there are no changes to the risks or principal investment strategies for these underlying investments of the InvestEd Portfolios.

On that date, the Statement of Additional Information is revised as follows:

1)	The Portfolios invest solely in Ivy Funds as underlying funds. Therefore, all references in the Statement of Additional Information to the Portfolios’ investments in underlying Waddell & Reed Advisors Funds are deleted.

2)	The first and second paragraphs under the section The Portfolios, Their Investments, Related Risks and Restrictions on page 3 are revised as follows:

Each Portfolio is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Portfolio is a series of the Trust, which is an open-end, diversified management investment company. Each Portfolio is a fund of funds that invests primarily in a combination of other funds (underlying funds) managed by Ivy Investment Management Company (IICO) (IICO, together with an underlying fund’s subadviser, if applicable, are collectively referred to herein as the Investment Manager).

Each Portfolio allocates its assets to underlying Ivy Funds.

3)	The references on page 67 to “Waddell & Reed Advisors Bond Fund” and “Waddell & Reed Advisors Government Securities Fund” are changed to “Ivy Bond Fund” and “Ivy Government Securities Fund,” respectively.

4)	The chart on page 68 is revised as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid[1]
Ivy Advantus Bond Fund	March 31, 2017	0.51%
Ivy Apollo Strategic Income Fund	September 30, 2016	0.68%
Ivy Core Equity Fund	March 31, 2017	0.70%
Ivy Dividend Opportunities Fund	March 31, 2017	0.70%
Ivy Emerging Markets Equity Fund	March 31, 2017	0.97%
Ivy Global Bond Fund	March 31, 2017	0.59%
Ivy Global Growth Fund	March 31, 2017	0.85%
Ivy Government Money Market Fund[2]	March 31, 2017	0.35%
Ivy High Income Fund	March 31, 2017	0.53%
Ivy International Core Equity Fund	March 31, 2017	0.78%
Ivy Large Cap Growth Fund	March 31, 2017	0.68%
Ivy LaSalle Global Real Estate Fund	March 31, 2017	0.88%
Ivy Limited-Term Bond Fund	March 31, 2017	0.43%
Ivy Mid Cap Growth Fund	March 31, 2017	0.83%
Ivy Mid Cap Income Opportunities Fund	March 31, 2017	0.85%
Ivy ProShares Interest Rate Hedged High Yield Index Fund	September 30, 2016	N/A3
Ivy ProShares MSCI ACWI Index Fund	September 30, 2016	N/A3
Ivy ProShares Russell 2000 Dividend Growers Index Fund	September 30, 2016	N/A3
Ivy ProShares S&P 500 Bond Index Fund	September 30, 2016	N/A3

Supplement	Statement of Additional Information	1

Underlying Fund	Fiscal Year End	Net Management Fees Paid[1]
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund	September 30, 2016	N/A3
Ivy Small Cap Core Fund	March 31, 2017	0.85%
Ivy Small Cap Growth Fund	March 31, 2017	0.85%
Ivy Value Fund	March 31, 2017	0.70%
Ivy Bond Fund	September 30, 2016	N/A4
Ivy Government Securities Fund	September 30, 2016	N/A4

[1]	For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that an underlying fund’s net assets are less than $25 million, subject to the managers’ right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.

[2]	In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

[3]	The Fund did not commence operations until after the fiscal year ended. Therefore, management fee rates (net of waivers) for the underlying fund as a percent of the Fund’s net assets for the fiscal year is not available.

[4]	The Funds are newly created funds that were part of a reorganization with corresponding Waddell & Reed Advisors Funds, and therefore they did not pay any management fees in the prior fiscal year. However, the management fee rates for the Waddell & Reed Advisors Bond Fund and Waddell & Reed Advisors Government Securities Fund for the fiscal year ended September 30, 2016 were 0.47% and 0.46%, respectively.

4)	The first sentence after the chart on page 68 is revised as follows:

Effective October 16, 2017, the Portfolios only invest in Ivy Funds. However, the management fees paid to WRIMCO during the past three fiscal years for each of the Waddell & Reed Advisors Funds that previously were underlying funds were as follows:

5)	The second paragraph under the section Administrative and Shareholder Servicing Fee on page 69 is deleted in its entirety.

6)	The last paragraph under the section Accounting Services Fee is revised as follows:

Each Portfolio invests its assets almost exclusively in the Class N shares of the underlying Ivy Funds. These investments are made without the payment of any commission or other sales charge.

7)	The last sentence of the first paragraph on page 83 under the section Determination of Offering Price is revised as follows:

Since each Portfolio invests almost exclusively in shares of underlying funds within the Ivy Funds, the Portfolio’s NAV will be affected by changes in the respective NAVs of its underlying fund(s).

2	Statement of Additional Information	Supplement